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                                                                  EXHIBIT 10.13


Lease between Valle de Oro Bank, N.A. and Reseda Investors dated November 15,
1987
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                             SHOPPING CENTER LEASE


     1.   PARTIES.

     This Lease, dated as of this  15th  day of  November,  1987, is made by
                                  ------        ---------     --
and between RESEDA INVESTORS a California General Partnership (herein called "Landlord") and Valle de Oro Bank (herein called "Tenant").
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     2.   PREMISES.

     Landlord does hereby lease to Tenant and Tenant hereby leases from Landlord that certain space (herein called "Premises"), having dimensions of approximately 64 feet in frontage by 64 feet in depth and containing
              ----                     ----
approximately 4,000  square feet of floor area in a building (herein called
              ------
"Building") in the  Rancho San Diego  Shopping Center (herein called "Shopping
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Center"). Subject to Articles 3.B. and 3.C. below, the location and dimensions of said Premises are delineated on Exhibit "A" attached hereto and incorporated by reference herein. Said Premises are located in the City of San Diego, County of San Diego, State of California.

     This Lease is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed.

     3.   CONSTRUCTION OF BUILDING AND LEASED PREMISES.

          3.A. Construction of Building.

          Subject to Article 3.C., Landlord agrees, on or before 12 months from execution of this Lease, to substantially complete the construction of the Building, including the Common Area landscaping and improvements designated in yellow on Exhibit "A." The time during which Landlord is delayed in construction of the Premises by (a) the acts of God, (b) stormy or inclimate weather which delays the work, (c) any strikes, boycotts or like obstructive actions by employees or labor organizations which are beyond the control of Landlord and which it cannot reasonably overcome,
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(d) action or inaction of governmental agencies, or (e) delays caused by Tenant shall be added to the time for completion by a fair and reasonable allowance. This lease is subject to approval of plans and specifications approved by tenant and the completion of improvements according to approved plans.

            3.B.  Landlord's Work.

            Landlord shall at its cost and expense construct the Premises for Tenant's use and occupancy in accordance with plans and specifications prepared by Landlord or Landlord's architect, incorporating in such construction all items of work described as Landlord's Work in Exhibit "B."

            3.C.  Building Alterations and Additions.

            Landlord also reserves the right to construct other buildings or improvements in the Shopping Center from time to time and to make alterations thereof or additions thereto. Landlord further reserves the right to repair the roof of the building in which the Premises are located.

            3.D.  Location of Premises.

            The purpose of the site plan attached hereto as Exhibit "A" is to show the approximate location of the Premises. Landlord reserves the right at any time to relocate, and adjust the size of the various buildings, contents, automobile parking areas, and other common areas as shown on said site plan, provided, however, that Landlord shall not materially relocated Tenant's Premises within the Shopping Center without Tenant's consent.

      4.    USE AND COMPETITION.

            4.A.  Use.

            Tenant shall use the Premises for Banking and related financial services or services permitted to banks and shall not use or permit the Premises to be used for any other purpose.

            4.B.  Competition.

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      5.    MINIMUM RENT.

            5.A.  Payment.

            Tenant agrees to pay to Landlord as Minimum Rent, without notice or demand, the monthly sum of six thousand three hundred twenty-one and 85/100 ($6,321.85. (The minimum rent) Dollars, in advance, on or before the first day of each and every successive calendar month during the term hereof, except the first month's rent shall be paid upon the execution hereof. The rental shall commence (check applicable box):

      90 days after substantial completion of Landlord's Work as set forth in Exhibit "B" attached hereto and incorporated herein by reference, or when the Tenant opens for business, whichever is sooner. Landlord agrees that it will, at its sole cost and expense as soon as is reasonably possible after the execution of this Lease, commence and pursue to completion the improvements to be erected by Landlord to the extent shown on the attached Exhibit "B" labeled "Description of Landlord's Work and Tenant's Work." The term "substantial completion of the Premises" is defined as the date on which Landlord or its architect notifies Tenant in writing that the Premises are substantially complete to the extent of Landlord's Work specified in Exhibit "B" hereof, with the exception of such work as Landlord cannot complete until Tenant performs necessary portions of its work. Tenant shall commence the installation of fixtures, equipment, and any of Tenant's Work as set forth in said Exhibit "B", promptly upon substantial completion of Landlord's Work in the Premises and shall diligently prosecute such installation to completion, and shall open the Premises for business not later than the expiration of said 90 day period.

Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment herein based upon a thirty (30) day month. Said rental shall be paid to Landlord, without deduction or offset, in lawful money of the United States of America, and at such place as Landlord may from time to time designate in writing.

      In the event that Tenant shall fail to pay the minimum monthly rent, or any additional rent within five (5) days after the same has become due, Landlord shall be entitled to recover from Tenant five (5) percent of the amount due as a late charge.

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            5.B.  Minimum Rental.

            The minimum rental as set forth in 5.A. above shall be increased if the Consumer Price Index -- Los Angeles/Long Beach All Urban Wage Earners (herein called "Index") as published by the United States Department of Labor's Bureau of Labor Statistics, increases over the base period Index. The base period Index shall be the Index for the calendar month which is four (4) months prior to the month in which rentals commence. The base period Index shall be compared with the Index for the same calendar month for each subsequent year (comparison month). If the Index for any comparison month is higher than the base period Index, then the minimum rental for the next year shall be increased by the identical percentage commencing with the next rental commencement month. In no event shall the minimum rental be less than that set forth in 5.A. above. (By way of illustration only, if Tenant commenced paying rent in June of 1977, then the base period Index is that for February 1977 (assume 176.3 and that Index shall be compared to the Index for February 1978 (assume 185.8), and because the Index for February 1978 is 5.39% higher, the minimum rental commencing June, 1978, shall be 5.39% higher; likewise the Index for February 1979 shall be compared with the Index for February 1977.)

      Should the Bureau discontinue the publication of the above Index, or publish same less frequently, or alter same in some other manner, then Landlord shall adopt a substitute index or substitute procedure which reasonably reflects and monitors consumer prices.

      Notwithstanding anything contained in this Article 5.B. to the contrary, the annual cost of living adjustments shall not be less than 3% nor more than 5%. Cost of living adjustments to be calculated and compounded on an annual basis, but adjusted every three (3) years.

      6.    TERM.

      The lease term shall be 15 full years commencing on the date the rental commences. The parties shall enter into the agreement attached as Exhibit "C" when the actual commencement date (herein "Commencement Date") becomes known. The parties hereto acknowledge that certain obligations under various articles hereof may commence prior to the lease term, i.e., construction, hold harmless, liability insurance, etc.; and the parties agree to be bound by these articles prior to commencement of the lease term.

      7.    SECURITY DEPOSIT.

      Concurrently with the Tenant's execution of this Lease, Tenant has deposited with Landlord a sum equivalent to the first two months rent in the total sum of $6,321.85. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not



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limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) within ten (10) days following expiration of the Lease term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest. Tenant shall be notified of said transfer and receive a receipt from the successor in interest with respect to the transfer and the amount of security deposit funds received from Landlord.

      8.    ADDITIONAL CHARGES.

            8.A. Percentage Rent.

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            8.B.   Adjustments.

            I. In addition to the Minimum Rent provided in Article 5 hereinabove, and commencing at the same time as any possession commences under this Lease, Tenant shall pay to Landlord as additional rent the following items, herein called Adjustments:

                   (a) All real estate taxes and insurance premiums on the Premises, including land, building, and improvements thereon.




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Said real estate taxes shall include all real estate taxes and assessments that are levied upon and/or assessed against the Premises, including any taxes which may be levied on rents.* Said insurance shall include all insurance premiums for fire, extended coverage, liability, rental loss and any other insurance that Landlord deems necessary on the Premise. Said taxes and insurance premiums for the purpose of this provision shall be reasonably apportioned in accordance with the total floor area of the Premises as it relates to the total rentable floor area of the Shopping Center which is from time to time completed as of the first day of each calendar quarter (provided, however, that if any tenants in said Building or buildings pay taxes directly to any taxing authority or carry their own insurance, as may be provided in their leases, their square footage shall not be deemed a part of the floor area). Tenant shall pay taxes upon its leased premises and provide its own insurance subject to approval of Landlord and Landlord's lender.

          (b) That percent of the total cost of the following items as Tenant's total floor area bears to the total rentable floor area of the Shopping Center which is from time to time completed as of the first day of each calendar quarter (provided, however, that if any tenants in the shopping center do not pay the cost of some or all of the items, as may be provided in their leases, their square footage shall not be deemed a part of the floor area for those items).

               (i) All real estate taxes, including assessments, repair, and replace common areas, parking lots, sidewalks, driveways, and other areas used in common by the tenants of the Shopping Center.

               (ii) All costs to supervise, police and administer said common areas, parking lots, sidewalks, driveways, and other areas used in common by the tenants or occupants of the Shopping Center, specifically including without limitation, gardening and landscaping, the cost of public liability and property damage insurance, fire and extended coverage insurance, rental loss insurance, roof and building repairs, line painting, lighting, sanitary control, removal of trash, rubbish, garbage and other refuse, reasonable reserves for replacements and repairs, bookkeeping, real estate property taxes and assessments thereon, governmental or other surcharges, if any, the cost of personnel to implement such services, to direct parking, and to police the Shopping Center. Said costs shall include a fee to Landlord to supervise and administer same in an amount equal to fifteen (15) percent of the total costs of (i) above.

               (iii) Any parking charges, utilities surcharges, or any other costs levied, assessed or imposed by, or at the direction of, or resulting from statutes or regulations, or interpretations thereof, promulgated by any governmental authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises.

* Tenant shall not pay any increases in real property taxes during the first two
  (2) years of the lease due to a transfer, exchange or sale of the property. Thereafter, Tenant to pay its full pro-rata share of said taxes.


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          (c) If, at any time during the term of this Lease, the State of
California or any political subdivision of the State including any county, city, city and county, public corporation, district, or any other political entity or public corporation of this State, levies or assesses against Landlord a tax, fee or excise on rents, on the square footage of the Premises, on that act of entering into the Lease, or the occupancy of Tenant, or levies or assesses against Landlord any other tax, fee or excise, however described, including without limitation a so-called value added tax, as a direct substitution in whole or in part for, or in addition to any real property taxes, Tenant shall pay before delinquency that tax, fee or excise. Tenant's share of any such tax, fee or excise shall be substantially the same as Tenant's proportionate share of real property taxes as provided in this lease. In addition, Tenant shall pay its proportionate share of the cost (amortized over a reasonable period) of any capital improvements (i) to the Shopping
Center to reduce the Shopping Center costs and expenses or (ii) that are required by any governmental law or regulation that was not applicable to the Shopping Center at the time it was constructed, for which tenant is otherwise required to contribute.

     II. Upon commencement of rental Landlord shall submit to Tenant a statement of the anticipated monthly Adjustments for the period between such commencement and the following January and Tenant shall pay these Adjustments on a monthly basis concurrently with the payment of the Rent. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. By March 1 of each year Landlord shall give Tenant a statement showing the total Adjustments for the Shopping Center for the prior calendar year and Tenant's allocable share thereof, prorated from the commencement of rental. In the event the total of the monthly payments which Tenant has made for the prior calendar year be less than the Tenant's actual share of such Adjustments then Tenant shall pay the difference in a lump sum within ten (10) days after the receipt of such statement from Landlord and shall concurrently pay the difference in monthly payments made in the then calendar year and the amount of monthly payments which are then calculated as monthly Adjustments based on the prior year's experience. Any overpayment by Tenant shall be credited towards the monthly Adjustments next coming due. The actual Adjustments for the prior year shall be used for purposes of estimating the anticipated monthly Adjustments for the then current year with actual determination of such Adjustments after each calendar year as above provided; excepting that in any year in which resurfacing, or any other major operating expense is contemplated Landlord shall be permitted to include the anticipated cost of same as part of the estimated monthly Adjustments. Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of said Adjustments for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated Adjustments previously paid and, conversely, any overpayment made shall be immediately rebated by Landlord to Tenant. Failure of Landlord to submit statements as called for herein shall not be deemed to be a waiver of Tenant's requirement to pay sums as herein provided.

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     9.   USES PROHIBITED.

     Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which is not within the permitted use of the Premises which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

     10.  COMPLIANCE WITH LAW.

     Tenant shall not use the Premises, or permit anything to be done in or about the Premises, which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between the Landlord and Tenant.

     11.  ALTERATIONS AND ADDITIONS.

          11.A. Consent of Landlord Required.

          Tenant shall not make or allow to be made any substantial alterations, additions or improvements to or of the Premises or any part thereof without first obtaining the written consent of Landlord.* Tenant shall not perform or permit to be performed any work which requires penetration of the roof without the express written consent and under the supervision of the Landlord. Tenant acknowledges that Tenant's breach of this provision shall subject it to payment of damages to Landlord for replacement of all or a portion of the roof. Any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture

               * Said consent shall not be unreasonably withheld.

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and trade fixtures, shall at once become a part of the realty and belong to the
Landlord and shall be surrendered with the Premises. In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. Upon the expiration or sooner termination of the term hereof, Tenant shall, upon written demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, forthwith and with all due diligence at its sole cost and expense, repair any damage to the Premises caused by such removal.

     11.B. Improvement Plan.

     In connection with any such alterations, additions or improvements and as a condition to obtaining the consent of Landlord thereto, Tenant shall deliver to Landlord (such delivery to occur within thirty (30) days of this Lease as to any such improvements proposed to be made by Tenant upon commencement of this Lease) a drawing setting forth those improvements proposed to be made by Tenant. If Landlord approves Tenant's drawing, Tenant shall prepare Improvement Plans consisting of reasonably detailed plans and specifications incorporating the improvements as shown on the drawing and an itemized cost breakdown for those improvements. The Improvement Plans shall be submitted to Landlord for its approval which Landlord shall give if the Improvement Plans conform to the improvements shown on the drawing.

     11.C. Free of Liens.

     Tenant shall promptly pay all contractors and materialmen, so as to minimize the possibility of a lien attaching to the Premises, and should any such lien be made or filed, Tenant shall bond against or discharge the same within ten (10) days after written request by Landlord.

     11.D. Hold Harmless.

     Tenant shall hold the Landlord, the Premises and the Shopping Center and every party thereof free and harmless from and against any and all liability, damage, claims, demands, suits, actions or expense (including attorney's fees) arising out of any work done on or about the Premises by Tenant, its employees, representative, successors and assigns at or on behalf of Tenant. Landlord shall hold the Tenant free and harmless from and against any and all liability, damage, claims, demands, suits, actions or expense (including attorney's fees) arising out of any work done on or about the Premises by Landlord, its employees, representatives, successors and assigns at or on behalf of Landlord.

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     12.  MAINTENANCE OF PREMISES.

          12.A. Maintenance by Tenant.

          Tenant shall at all times keep the Premises (including maintenance of exterior entrances, all glass and show windows and their mouldings) and all partitions, doors, door jambs, doors closers, door hardware, fixtures, equipment and appurtenances thereof (including electrical, lighting, heating and plumbing, and plumbing fixtures, and any air conditioning system, including leaks around ducts, pipes, vents, or other parts of the air conditioning, heating or plumbing systems which protrude through the roof) and any replacements thereof, in good order, condition and repair. Such maintenance shall include reasonable periodic painting and preventative maintenance as determined by Landlord.

          Tenant shall also repair any damage to the structural portions of the roof and Premises including structural portions thereof resulting from Tenant's negligent acts or omissions or anyone acting or claiming under Tenant as a result of the failure of Tenant or anyone claiming under Tenant, to perform or observe the covenants or conditions in this Lease contained or resulting from alterations, additions or improvements to the Premises made by Tenant or anyone claiming under or acting through Tenant. If required by Landlord, Tenant shall contract with a service company for the maintenance of heating, ventilating and air-conditioning equipment, with a copy of the service contract to be furnished to the Landlord within ten (10) days after opening for business, and a copy of any subsequent contracts to be furnished from time to time during the term.

          12.B. Maintenance by Landlord.

          If Tenant refuses or neglects to properly maintain or repair the Premises as required hereunder and to the reasonable satisfaction of the Landlord as soon as reasonably possible after written demand, Landlord may make such repairs without liability to the Tenant or any loss or damage that may accrue to Tenant's merchandise, fixtures or other property or to Tenant's business thereof, and upon completion thereof. Tenant shall pay Landlord's cost for making such repairs plus twenty (20) percent thereof for overhead, upon representation of a bill therefor, as additional rent. Landlord shall maintain at Tenant's expense the structural portions of the roof and the roof membrane, exterior walls and replacement thereof. Tenant shall reimburse Landlord for these maintenance and replacement costs within five (5) days after billing Tenant. Landlord shall be responsible for all improvements constructed under "Landlord's work" for a period of one (1) year from completion and shall promptly repair or replace defects caused by Landlord's negligence or intentional acts. If work is not performed satisfactorily in thirty (30) days, Tenant may perform work at Landlord's expense.

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            12.C.   Surrender of Premises.

            At the expiration of the tenancy hereby created, Tenant shall surrender the Premises in the same condition as the Premises were in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and damage by unavoidable casualty excepted to the extent that the same is covered by Landlord's fire insurance policy with extended coverage endorsement, and shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall remove all its trade fixtures, and if requested by Landlord, any alterations, additions or improvements, before surrendering the Premises as aforesaid and shall repair any damage to the Premises caused thereby. Tenant's obligation to observe or perform the covenant shall survive the expiration or other termination of the term of the Lease.

            13.   LIENS.

            Tenant shall keep the premises and the property in which the premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant.

            14.   ASSIGNMENT, SUBLETTING AND OTHER TRANSFERS.

            A. Tenant shall not, without Landlord's prior written consent, do any of the following (collectively, "Transfer"):

                  1. Assign, hypothecate, mortgage, encumber or convey this Lease;

                  2. Allow any transfer thereof or any lien upon Tenant's interest by operation of law;

                  3.    Sublet the Premises or any part thereof;

                  4. Permit the use or occupancy of the Premises or any part thereof by anyone other than Tenant;

                  5. If Tenant is a partnership, permit a withdrawal or change, voluntary or by operation of law, of any partner or the dissolution of the partnership; or

      B. If Tenant desires the consent of Landlord to a Transfer, Tenant shall submit to Landlord:

            1. The proposed sublease or assignment or other transfer agreement or instrument evidencing the Transfer, together with a full written disclosure of all consideration given or to be given to Tenant in connection with such Transfer; and

            2. Any other item or information Landlord may reasonably request, sufficient to permit Landlord to determine the acceptability of the financial responsibility, experience, character and merchandising ability of transferee.

      C. Landlord shall not unreasonably withhold its consent except that such consent need not be granted if:

            1. In the reasonable judgment of Landlord the transferee is of a character or is engaged in a business which is not in keeping with the standards of Landlord for the Shopping Center or may adversely affect the business of the other tenants in the Shopping Center;

            2. In the reasonable judgment of Landlord the financial responsibility of the transferee is not acceptable;

            3. In the reasonable judgment of Landlord any purpose for which the transferee intends to use the Premises is not in keeping with the standards of Landlord for the Shopping Center; provided in no event may any purpose for which transferee intends to use the Premises by in violation of this Lease;

            4. In the reasonable judgment of Landlord the volume of business to be conducted by the transferee will be less than that conducted by Tenant; or

            5.    Tenant is in default under this Lease.




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      E.    Any consent to any Transfer which may be given by Landlord, or the acceptance of any rent, charges or other consideration by Landlord from Tenant or any third party, shall not constitute a waiver by Landlord of the provisions of this Lease or a release of Tenant from the full performance by it of the covenants on the part of Tenant herein contained; and any consent given by Landlord to any Transfer shall not relieve Tenant (or any transferee of Tenant) from the above requirements for obtaining the written consent of Landlord to any subsequent Transfer.

      F. Tenant shall pay Landlord the greater of Five Hundred Dollars and No Cents ($500.00) or one-half (1/2) of the then monthly rent for each sublease or assignment submitted as reimbursement to Landlord for expenses incurred. In the event of any requested Transfer other than an assignment of sublease, Tenant shall pay to Landlord all out-of-pocket expenses incurred by Landlord in connection therewith, including attorneys' fees.

      G. If a default under this Lease should occur while the Premises or any part thereof are then assigned, sublet or otherwise transferred, Landlord, in addition to any other remedies provided herein or by law, may at its option collect directly from such transferee all rent or other consideration becoming due to Tenant under such Transfer and apply such rent or other consideration against any sums due to Landlord; by Tenant hereunder; and Tenant hereby authorizes and directs any such transferee to make such payments of rent or other consideration direct to Landlord upon receipt of notice from Landlord. No direct collection by Landlord from any such transferee shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations in connection with this Lease.

      H. Any sublease shall provide by its terms that at Landlord's election the subtenant shall attorn to Landlord and the sublease shall become a direct lease between Landlord and the subtenant, if Landlord so chooses, at the termination of the Lease. All subrents are hereby assigned as security for the payment of Tenant's obligations hereunder and Tenant agrees to execute such additional documentation as may be necessary to perfect Landlord's security in such subrents.

      15.   HOLD HARMLESS.

      Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by the Tenant in or about




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the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorneys' fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence; and Tenant hereby waives all claims in respect thereof against Landlord. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

      Landlord or its agents shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees. Landlord or its agents shall not be liable for interference with the light, air, or for any latent defect in the Premises.

      16.   SUBROGATION.

      As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

      17.   INSURANCE.

            17.A. Liability Insurance.

            Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than One Million Dollars and No Cents ($1,000,000.00) for injury or death of one person in any one accident or occurrence and in the amount of not less than Three

Million Dollars and No Cents ($3,000,000.00) for injury or death of more than one person in any one accident or occurrence. Such insurance shall further insure Landlord and Tenant against liability for property damage of at least Five Hundred Thousand Dollars and No Cents ($500,000.00). The limit of any such insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may provide this insurance under a blanket policy, provided that said insurance shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of the Tenant. Insurance required hereunder shall be in companies rated A:XII or better in "Best's Key Rating Guide." Tenant shall deliver to Landlord, prior to right of entry, copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancellable or subject to reduction of coverage. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry. Tenant's indemnification obligations under this Lease shall extend to damage resulting from risks insurable by products liability insurance and dram shop liability insurance. The public liability insurance required in this Paragraph 17 shall include products liability insurance and (if Tenant serves or sells alcoholic beverages on the Premises) dram shop liability insurance.

            17.B. Fire Insurance Premium.

            Landlord shall maintain fire and extended coverage insurance or any other insurance coverage deemed necessary by Landlord or Landlord's lender throughout the term of this Lease in an amount equal to at least ninety (90) percent of the replacement value (exclusive of foundation and excavation costs) of the Premises and/or Building of which Premises are a part. Tenant agrees to pay Landlord a pro rata share of the cost of said fire and extended coverage insurance that may be charged during the terms of this Lease. This pro rata share will be paid monthly in advance as specified in Article 8.B. In determining the Tenant's pro rata share of the premium for said insurance for the Premises a schedule issued by the organization making the insurance rate on the Premises, showing the various components of such rates, shall be conclusive evidence of the charges which make up the fire insurance rate on the Premises. Tenant shall, at its own expense, comply with all the requirements of the insurance underwriters and any governmental authority having jurisdiction thereover, necessary for the maintenance of reasonable fire and extended coverage insurance for the Premises including the installation of fire extinguishers or an automatic dry chemical extinguishing system.

            17.C. Landlord's Right to Obtain Insurance on Behalf of Tenant.

            If Tenant should fail to procure and maintain any of the above-referenced insurance required to be obtained by Tenant,

Landlord, at its option, may obtain said insurance and charge Tenant as Additional Rent the insurance premium cost.

            18.   UTILITIES.

            Tenant shall pay for all water, gas, heat, light, power, sewer charges, telephone service and all other services and utilities supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay their pro rata share to be determined by Landlord of all charges jointly metered with other premises.

            19.   PERSONAL PROPERTY TAXES.

            Tenant shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

            20.   RULES AND REGULATIONS.

            Tenant shall faithfully observe and comply with the rules and regulations that Landlord shall from time to time promulgate and/or modify. The rules and regulations shall be binding upon the Tenant upon delivery of a copy of them to Tenant. Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants.

            21.   HOLDING OVER.

            If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of one hundred twenty (120) percent of the last Monthly Minimum Rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

            22.   ENTRY BY LANDLORD.

            Landlord reserves, and shall at any and all times have, the right to enter the Premises to inspect the same, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, to repair the Premises and any portion of the Building of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be unreasonably blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, an any other loss occasioned thereby. Landlord may enter premises only with the prior consent of tenant, during regular banking hours and with reasonable notice.

            23.   TENANT'S DEFAULT.

                  The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

                  23.A.

                  The vacating or abandonment of the Premises by Tenant.

                  23.B.

                  The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Landlord to Tenant.

                  23.C.

                  The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in Article 23.B, above, where such failure shall continue for a period of five (5) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than five (5) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said five-(5) day period and thereafter diligently prosecutes such cure to completion.

     23.D.

     The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

     24. REMEDIES IN TENANT'S DEFAULT.

     Landlord shall have the following remedies if Tenant commits a default or breach of the Lease. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law:

     24.A.

     Landlord can continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for all cost Landlord incurs in reletting the Premises, including, without limitation, brokers' commission, expenses of remodeling the Premises required by the reletting, and like cost. Reletting can be for a shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the rent due under this Lease on the dates the rent is due, less the rent Landlord receives from reletting. No act by Landlord allowed by this paragraph shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default, and for as long as Landlord does not terminate Tenant's right to possession of the Premises. If Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

     If Landlord elects to relet the Premises as provided in this paragraph, rent that Landlord receives from reletting shall be applied to the payment of:

     First, any indebtedness from Tenant to Landlord other than rent due from Tenant;

     Second, all cost, including for maintenance, incurred by Landlord in reletting;

     Third, rent due and unpaid under this Lease. After deducting the payments referred to in this paragraph, any sum remaining from the rent Landlord receives from reletting shall be held by Landlord and applied in payment of future rent as rent becomes due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord. If, on the date rent is due under this Lease, the rent received from the reletting is less than the rent due on that date, Tenant shall pay to Landlord, in addition to the remaining rent due, all cost, including cost for maintenance, Landlord incurred in reletting that remain after applying the rent received from the reletting as provided in this paragraph.

     24.D.

     Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If landlord, at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from the Tenant to Landlord at the time the sum is paid, and if paid at a later date, shall bear interest at the maximum rate an individual is permitted by law to charge from the date the sum is paid by landlord until Landlord is reimbursed by Tenant. The sum, together with the interest on it, shall be additional rent.

     24.E.

     Rent not paid when due shall bear interest as additional rent at the maximum rate an individual is permitted by law to charge from the date due until paid.

     25.  LANDLORD'S DEFAULT.

     Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than
(30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate this Lease as a result of Landlord's default and Tenant's remedies shall be limited to damages and/or an injunction.

     Anything in this Lease to the contrary notwithstanding, providing such cause is not due to the willful act or neglect of the Landlord, the Landlord shall not be deemed in default with respect to the performance of any such terms, covenants and conditions of this Lease if any failure of performance shall be due to any strike, lockout, civil commotion, war-like operation, invasion, rebellion, hostilities, military or usurped power, sabotage, government regulation or controls, inability to obtain any material, service or financing, rain or muddy condition, or other Act of God or any other cause beyond the control of the Landlord.

      26.   RECONSTRUCTION.

      In the event the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair same, and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the Minimum Rent from the date of damage and while such repairs are being made, such proportionate reductions to be based upon the extent to which the damages and making of such repairs shall reasonably interfere with the business carried on by the Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

      In the event the Premises are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) percent of the then full replacement cost of the Premises. In the event the destruction of the Premises is to an extent of ten (10%) percent or more of the full replacement cost then Landlord shall have the option; (1) to repair or restore such damage, this Lease continuing in full force and effect, but the Minimum Rent to be proportionately reduced as hereinabove in this Article provided; or (2) give notice to Tenant at any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no more than thirty (30) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Minimum Rent, reduced by a proportionate reduction, based upon the extent, if any to which such damage interfered with the business carried on by the Tenant in the Premises shall be paid up to date of said such termination.

      Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twenty-four months of the term of this Lease or any extension thereof.

      Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any leasehold improvements, fixtures, or other personal property of Tenant.

      In the event that fifty (50) percent or more of the rentable area of the Shopping Center shall be damaged or destroyed by fire or other cause, notwithstanding that the Premises may be unaffected by such fire and other cause, Landlord shall have the right, to be exercised by notice in writing delivered to Tenant within sixty (60) days from and after said occurrence, to elect to cancel and terminate this Lease. Upon the giving of such notice to Tenant, the term of this Lease shall expire by lapse of time upon the third day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord.

      27.   EMINENT DOMAIN.

      27.A.       Total Condemnation.

      If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and all rentals shall be paid up to that date.

      27.B.      Partial Condemnation.

      If any part of the Premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall render the Premises unsuitable for the business of the Tenant, than the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding. In the event of partial taking or condemnation which is not extensive enough to render the Premises unsuitable for the business of the Tenant, the Landlord shall promptly restore the Premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking, and this Lease shall continue in full force and effect.

      27.C.       Partial Condemnation of Parking Area.

      If any part of the parking area in the Shipping Center shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose and if, as the result of such partial taking the ratio of square feet of parking area to square feet of the sales area of the entire Shopping Center buildings is reduced to an area insufficient to serve the Shopping Center, then the term of this Lease shall cease and terminate from the date of title vesting in such proceeding, unless the Landlord shall within a reasonable time, not to exceed 90 days after possession by the condemning authority, increase the parking to an area substantially equal to the original area, in which event this Lease shall be unaffected and remain in full force and effect as between the parties.

      27.D.       Landlord's Damages.

      In the event of any condemnation or taking as hereinabove provided, whether whole or partial, the Tenant shall not be entitled to any part of the award, as damages or otherwise, for such condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any right or claim to any part thereof, including right or claim for the value of any unexpired term of this Lease or diminution in value of Tenant's leasehold interest, or for the value of any option to extend the term hereof or renew this Lease.

     27.E.     Tenant's Damages.

     Although all damages in the event of any condemnation are to belong to the Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation or for or on account of any cost or loss to which Tenant might incur or be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment. In no event shall the award thereof reduce the amount otherwise recoverable by Landlord for the land and buildings and severance damages.

     28.  PARKING AND COMMON AREAS.

     Landlord covenants that upon completion of the Shopping Center an area approximately equal to the common and parking areas as shown on the attached Exhibit A shall be at all times available for the non-exclusive use of Tenant during the full term of this Lease or any extension of the term hereof, provided that the condemnation or other taking by any public authority, or sale in lieu of condemnation, of any or all of such common and parking areas shall not constitute a violation of this covenant. Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of such parking area or areas. All automobile parking areas, driveways, entrances and exits thereto, and other facilities furnished by Landlord in or near the Shopping Center, including employee parking areas, the truck way or ways, loading docks, temporary sewer facilities, package pick up sections, pedestrian sidewalks and ramps, landscaped areas, exterior stairways, first-aid station, comfort stations and other areas and improvements provided by Landlord for the general use, in common with tenants, their officers, agents, employees and customers, shall at all times be subject to the exclusive control and management of Landlord and Landlord shall have the right, from time to time to establish, modify and enforce reasonable rules and regulations with respect to all facilities and areas mentioned in this article. Landlord shall also have the right to alter or modify the Shopping Center and all improvements located therein, including the traffic flow and parking, without the consent of Tenant; provided no change, alteration or modification will be made with respect to the Premises which substantially adversely affects Tenant's use and enjoyment of the Premises without the consent of Tenant, which shall not be unreasonably withheld.

     28.A.

     Prior to the date of Tenant's opening for business in the Premises, Landlord shall cause said common and parking area or areas to be graded, surfaced, marked and landscaped at no expense to Tenant.

     28.B.

     The Landlord shall keep said automobile parking and common areas in a neat, clean and orderly condition and shall repair any damage to the facilities thereof, but all expenses in connection with said automobile parking and common areas shall be charged and prorated in the manner as set forth in
Article 8.B hereof.

     28.C.

     Tenant, for the use and benefit of Tenant, its agents, employees, customers, licensees and sub-tenants, shall have the non-exclusive right in common with Landlord, and other present and future owners, tenants and their agents, employees, customers, licensees and sub-tenants, to use said common and parking areas during the entire term of this Lease, or any extension thereof, for ingress and egress, and automobile parking.

     28.D.

     Tenant, in the use of said common and parking areas, agrees to comply with such reasonable rules, regulations and charges for parking as the Landlord may adopt from time to time for the orderly and proper operation of said common and parking areas. Such rules may include but shall not be limited to the following:
(1)The restricting of employee parking to a limited, designated area or areas:*
(2)The regulation of the removal, storage and disposal of Tenant's refuse and other rubbish at the sole cost and expense of Tenant.

       * Tenant and its employees shall park in the designated "Employee Parking Area" as shown on the attached Exhibit "A".

     29. SIGNS.

     The Tenant may not affix and maintain upon the glass panes and supports of the shop windows or within twelve (12) inches of any window and upon the exterior wall of the Premises any signs, advertising placards, names, insignia, trademarks and descriptive material without the prior written consent of the Landlord. Anything to the contrary in this Lease notwithstanding, Tenant shall not affix any sign to the roof. Tenant, shall, however, erect one sign on the front of the Premises not later than the date Tenant opens for business, in accordance with a design to be prepared by Tenant and approved in writing by Landlord in accordance with the Shopping Center sign criteria, which criteria is attached as Exhibit D.

     30.  ADVERTISING, MERCHANTS ASSOCIATION.

     30.A.     Change of Name.

     Tenant agrees not to change the advertised name of the business operated in the Premises without written permission of the Landlord.

     30.B.     Solicitation of Business.

     Tenant and Tenant's employees and agents shall not solicit business in the parking or other common areas, nor shall Tenant distribute any handbills or other advertising matter in automobiles parked in the parking areas or in other common areas.

     30.C.     Merchant's Association.


     31.  DISPLAYS.

     The Tenant may not display or sell merchandise or allow grocery carts or other similar devices within the control of Tenant to be stored or to remain outside the defined exterior walls and permanent doorways of the Premises. Tenant further agrees not to install any exterior lighting, amplifiers or similar devices or use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts and will not interfere with the conduct of business of other tenants in the Shopping Center.

      32.   AUCTIONS.

      Tenant shall not conduct or permit to be conducted any sale by auction in, upon or from the Premises whether said auction be voluntary, involuntary, pursuant to any assignment for the benefit of creditors or pursuant to any bankruptcy or other insolvency proceeding.

      33.   HOURS OF BUSINESS.

      Subject to the provisions of Article 27 hereof, Tenant shall continuously during the entire term hereof conduct and carry on Tenant's business in the Premises and shall keep the Premises open for business and cause Tenant's business to be conducted therein during the usual business hours of each and every business day as is customary for businesses of like character in the county in which the Premises are located to be open for business; provided, however, that this provision shall not apply if the Premises should be closed and the business of Tenant temporarily discontinued therein on account of strikes, lockouts or similar causes beyond the reasonable control of Tenant.

      In the event of breach by the Tenant of any of the conditions contained in this Article, the Landlord shall have, in addition to any and all remedies herein provided, the right at its option to collect not only the Minimum Rent herein provided for each and every day that the Tenant shall fail to conduct its business as herein provided; said additional rent shall be deemed to be in lieu of any percentage rent that might have been earned during such period of the Tenant's failure to conduct its business as herein provided.

      34.   GENERAL PROVISIONS.

            (i)   Plats and Riders.

            Clauses, plats, riders exhibits and addendums, if any affixed to this Lease are a part hereof.

            (ii)  Waiver.

            The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition or any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver or any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of

Landlord's knowledge of such preceding default at the time of acceptance of such rent.

              (iii)  Joint Obligation.

              If there be more than one Tenant the obligations hereunder imposed shall be joint and several.

              (iv)  Marginal Headings.

              The marginal headings and article titles to the articles of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

              (v)   Time.

              Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

              (vi)  Successors and Assigns.

              The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

              (vii) Recordation.

              Neither Landlord or Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of the Landlord.

              (viii) Quiet Possession.

              Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

              (ix)   Accord and Satisfaction.

              No payment by tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this lease provided.

          (x)       Prior Agreements.

          This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

          (xi)      Inability to Perform.

          This lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, act of God, or any other cause beyond the reasonable control of the Landlord.

          (xii)     Partial Invalidity.

          Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

          (xiii)    Cumulative Remedies.

          No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

          (xiv)     Choice of Law.

          This Lease shall be governed by the laws of the State in which the Premises are located.

          (xv)      Attorney's Fees.

          In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including cost of appeal, if any, in such amount as the court may adjudge reasonable as attorney' fees. In addition, should it be necessary for Landlord or Tenant to employ legal counsel to enforce any of the provisions herein contained, Tenant and Landlord agree to pay all attorneys' fees and court costs reasonably incurred by the prevailing party.

          (xvi)     Sale of Premises by Landlord.

          In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under the Lease.

            (xvii)      Subordination, Attornment.

                  Upon request of the Landlord, Tenant will in writing subordinate its rights hereunder to the lien of any mortgage or deed or trust, to any bank, insurance company or other lending institution, now or hereafter in force against the Premises, and to all advances made or hereafter to be made upon the security thereof.

                  In the event any proceedings are brought for foreclosure, or in the event of the exercise of power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under the Lease.

                  The provisions of this Article to the contrary notwithstanding, and so long as Tenant is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

            (xviii)     Notices.

                  All notices and demands which may or are to be required or permitted to be given by either party on the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sent by United States Mail, postage prepaid, addressed to the Tenant at the Premises, and to the address hereinbelow, or to such other place as Tenant may from time to time designate in a notice to the Landlord at the address set forth herein, and to such other persons or place as the Landlord may from time to time designate in a notice to the Tenant.

      To Landlord at:         Reseda Investors
                              9001 Grossmont Blvd., La Mesa, CA 92041

      To Tenant at:           Valle de Oro Bank
                              P.O. Box 1449, Spring Valley, CA 92077

            (xix)       Tenant's Statement.

                  Tenant shall at any time and from time to time, upon not less than three days prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such notification and certifying that this Lease as so modified is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement of rents and expiration of the term hereof. Any such statement may be relied upon by the prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

            (xxi)       No Option.

                  The submission of this Lease for examination does not constitute a reservation of or option for the Premises and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord to Tenant and by Tenant to Landlord.

      35.   BLANKET ENCUMBRANCE.

      Tenant acknowledges applicability of the following provisions of California Civil Code Section 1133:

      "Buyer/Lessee is aware of the fact that the lot, parcel, or unit which he or she is proposing to purchase or lease is subject to a deed of trust, mortgage, or other lien known as a 'Blanket Encumbrance'.

      If buyer/Lessee purchased or leases this lot, parcel, or unit, her or she could lose that interest through foreclosure of the blanket encumbrance or other legal process even though Buyer/Lessee is not delinquent in his or her payments or other obligations under mortgage, deed of trust, or lease."

      36.   BROKERS.

      Tenant warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only Grubb & Ellis Company and it knows of no other real estate broker or agent who is entitled to a commission in connection with the Lease.

Check if
Applicable

  [ ]

      37.   DUAL REPRESENTATION.

      Landlord and Tenant hereby acknowledge that Jeff Platt and Mike Simmons of Grubb & Ellis Company represents Reseda Investors and Chris Rink of Grubb & Ellis Company represents Valle de Oro Bank, and Landlord and Tenant consent thereto.

                             CONSENT YOUR ATTORNEY:

If this lease has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the broker, if any, or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease.

RESEDA INVESTORS                       VALLE DO ORO BANK


By: /s/ CHARLES BUTTNER                By: /s/ WILLIAM V. EHLEN
   --------------------------------       -------------------------------------
        Charles Buttner                        William V. Ehlen

   Its General Partner                    Its President
      -----------------------------          ----------------------------------

By:                                    By:
   --------------------------------       -------------------------------------


   Its                                    Its
      -----------------------------          ----------------------------------



HCC #7

                       ADDENDUM TO SHOPPING CENTER LEASE
                       ---------------------------------

                             OPTION TO EXTEND TERM

Tenant shall have the option to extend the Term for two (2) periods of five
(5) years subject to the following:

      (a) Tenant's option to extend the Term shall be subject to the following conditions precedent:

            (i) Not more than nine (9) months and not less than six (6) months before the last day of the term, Tenant shall notify Landlord in writing of Tenant's intention to extend the Term.

            (ii) The Lease shall be in effect and Tenant shall not be in default of any material provision thereof both on the day such notice is given and on the last day of the Term.

      (b) In the event the foregoing conditions are timely satisfied, the Terms shall be extended for the period specified above subject to all the provisions of the Lease.

Landlord                               Tenant
        ----------------------------         -------------------------------

RESEDA INVESTORS                       VALLE DE ORO BANK


BY: /s/ CHARLES BUTTNER                BY: /s/ WILLIAM V. EHLEN
   --------------------------------       -------------------------------------
        Charles Buttner                        William V. Ehlen

                                       BY:
                                          -------------------------------------

                                  EXHIBIT "A"


                                     [MAP]

                                                                     EXHIBIT "B"

                                 SCOPE OF WORK

                         DESCRIPTION OF LANDLORD'S WORK

I.   Construction of Improvements

          Landlord shall perform at its expense Landlord's Work set forth below. Except for Landlord's Work, all other work required to complete the Premises to a finished condition ready for the conduct of Tenant's business shall be deemed Tenant's Work and shall be performed at Tenant's sole cost and expense. All improvements to the Premises, whether Landlord's Work or Tenant's Work, shall be constructed in accordance with plans and specifications prepared by Landlord's architect, as approved by Tenant and Landlord. Landlord and Tenant agree to pursue construction of the improvements diligently to completion and both Landlord and Tenant agree to comply with all city, county, state and federal ordinances, rules and regulations in performing their respective work. Landlord agrees that improvements shall consist of a 4,000 square foot building.

II.  Plans, Specifications, and Permits

          A. Landlord shall, as soon as practicable, at its own expense, provide a Tenant Improvement Package, including a plan of the premises, showing column spacing and overall dimensions, and Landlord's criteria, if any, pertinent to Tenant's work as indicated below. Landlord shall provide plans and architectural rendering including site plan and working drawings. Cost of plans and rendering shall be Landlord's.

          B. After receipt by Tenant of the Tenant Improvement Package, the following procedure shall be followed:

               1. Within fourteen (14) days after it has received and receipted for the floor plan, Tenant shall return the completed Tenant Improvement Package questionnaire and shall submit to Landlord's architect preliminary plans and information setting forth the basic requirements for Tenant's improvements, including Landlord's Work and Tenant's work;

               2. Within thirty (30) days after receipt by Landlord's architect of Tenant's preliminary plans, engineering, and information, Landlord's architect shall submit completed plans, engineering, and specifications for work to be performed under Landlord's Work to Tenant for approval, which approval shall not be unreasonably withheld or delayed. The plans, engineering, and specifications shall also include Tenant's Work, which shall be approved by Landlord;

               3.   DELETED.

               4.   DELETED.

               5. If the final plans and specifications necessary for the completion of the Premises are not approved by Tenant within sixty (60) days after the receipt date established in paragraph B.2. above,

Landlord shall have the option to terminate this Lease by written notice to Tenant.

III. Landlord's Work

          Landlord shall provide the following to each Tenant as "Standard Tenant Improvements". Any deviations or changes shall be agreed to prior to commencement of work.

     A. Shell: The shell shall include exterior walls, canopy, roofing, flashing, and roof drains. The roof/ceiling shall be insulated and consist of built-up roofing.

     B.   Floor: The floor shall be exposed concrete: steel trowel finish.

     C. Store Front: The store front shall be bronzed, anodized aluminum and smoked glass, tempered as required by code. All store fronts and interiors shall be in accordance with architectural standards established for the shopping center by Landlord and shall be subject to review and approval by Landlord or its architect, as provided above. Landlord to provide up to three
(3) sets of double exterior front doors per Tenant's needs.

     D. Demising Walls: Demising walls shall be drywall construction on wood or metal studs. Drywall shall be taped and sanded ready for Tenant finish.

     E. Ceiling: Landlord shall provide a suspended "T" bar acoustical ceiling. The ceiling shall not be in more than two (2) planes and conform to plans approved by Tenant.

     F. Lighting Fixtures: Landlord shall provide ceiling mounted fluorescent fixtures as provided by plan and other fixture boxes where required by plans approved by Tenant.

          -- Lighting lamps are not included.

     G. Telephone: Landlord shall provide two (2) conduits for telephone service into the Premises to a point determined by Landlord or its architect and approved by Tenant.

     H. Heating and Air Conditioning: Tenant's area, except toilet, shall be provided with an individually controlled, refrigerated air conditioning and heating system, sufficient to maintain an inside temperature of 70 degrees in heating season and 78 degrees in cooling season in accordance with design criteria established by ASHRAE for the local area to meet the need for a typical bank. supervision of the Landlord or his architect. System to be completely installed with ducting and separate thermostats.

     I. Toilet Room: Landlord shall furnish, at a location in the Premises determined by Landlord, three standard type lavatory and water closets, exhaust per code, finish on enclosing walls as required by building code, on the interior walls. One hollow core wood door with privacy latch set and hinges will be provided. Toilet shall be designed to meet handicap requirements. Restrooms to be rough plumbed for hot water heater.

     J. ELECTRICAL:  Landlord shall provide:

          -- 120/208 single phase service to a
          -- 300 amp panel board for power and lighting (location to be determined by Landlord)
          -- All required convenience outlets for floors and walls and once convenience outlet in the restroom will also be provided by the Landlord. Size and capacity of all the aforementioned electrical services shall be in accordance with Tenant's requirements up to a maximum of 300 ampere service. Landlord's electrical service shall include meter socket only. Landlord shall provide electrical service to each sign location.

     K. PLUMBING:

          WATER SERVICE: If the demised space includes a toilet room, the suite will be served by one 3/4" minimum domestic water service with shut-off valve to Tenant's ceiling. Such water service will be used to supply the toilet room. Tenant may tap such water service for his required uses, subject to all applicable codes.

          SEWER SERVICE: All laterals, hook-up charges, and capacity fees shall be paid by Landlord on an unimproved shell. All additional fees and costs due to Tenant's specific use will be paid by Tenant. If the demised space includes a toilet room, the Landlord will provide a 4" domestic waste pipe to the demised space with which to serve such toilet room. The Tenant may use such domestic waste pipes for his specific requirements up to a maximum of 20 additional fixture units, subject to all applicable codes.

          NATURAL GAS: Natural gas service will be provided by the Landlord to the building. The cost of that service will be shared by those Tenants who are served by it on a pro-rata basis. Secondary gas piping will be the specific responsibility of the Tenant.

          Plans and engineering for such water, sewer, and natural gas piping will be prepared by the Landlord's consultant at the expense of the Tenant per paragraph II.B.4. of this Exhibit "B".


          Installation shall be per paragraph IV.T. of this Exhibit "B".

IV. TENANT'S WORK:

          The work to be performed by Landlord in satisfying its obligation to construct Tenant's store on the Premises shall be limited to that which is described under section III. All items of work not set forth under section III shall be provided by Tenant at Tenant's expense, and are called "Tenant's Work". Tenant's Work shall include, but not be limited to, the purchase and/or installation and/or performance of any and all of the following items, including all applicable permits, licenses, architectural and engineering fees therefor:

     A. All interior partitions and curtain wall within the Premises, except as provided in paragraph III.D.

     B. All electrical work, except as provided in paragraphs III.H., III.I., and III.J., shall be provided by Tenant, including installation of electrical meter and arrangements for same with local utility company.

     C.   Light coves and special hung or furred ceilings.

     D.   Internal communication systems and alarm systems.

     E.   Store fixtures and furnishings.

     F. Plumbing and plumbing fixtures, except as provided in paragraphs III.I. and III.K.

     G.   Show window display platforms, window backs.

     H. Special heating, cooling, or ventilating, except as provided in paragraph III.H..

     I.   Special lighting fixtures.

     J.   All interior finish in show window.

     K. Special finish of walls and ceilings on the inside of the glass line shall be paid for by Tenant beyond that described in paragraphs III.D. and III.E.

     L.   All finish painting, floor coverings, and base.

     M.   Hot water heater.

     N.   All work, other than the Landlord's construction as set forth in section III.

     O.   Any and all other items required by Tenant.

     P. All interior and exterior signing in accordance with Landlord's sign criteria, Exhibit "C" to this Lease.

     Q. Comply with all building codes, regulations, and ordinances; and provide all required bonds and insurance.

     R. Permission for Landlord to provide plumbing, electrical, and telephone runs from other stores in building to pass through the Premises in concealed areas.

     S. Payment for roofing repairs required as a result of penetrating the existing roof, which repairs shall be performed solely by Landlord's roofing contractor.

     T. Use of only Landlord's designated contractor for any changes in, alterations to, or additions to the fire protection, heating and air conditioning, plumbing, or electrical systems serving the Premises.

     U. Permission for the Landlord to install a water meter within the Tenant's ceiling and to occasionally and regularly read such meter for the purpose of billing Tenant for his water use.

               ADDENDUM TO LEASE BY AND BETWEEN RESEDA INVESTORS
                   (LANDLORD) AND VALLE DE ORO BANK (TENANT)

1. Landlord's Work EXHIBIT 'B' (Page #3 continued)

     K. Canopy: Landlord to construct an approximately 20 foot by 20 foot canopy over the two (2) drive through lanes adjacent to Tenant's space, per Tenant's specifications.

     L. Drive-Up Islands: Landlord to provide cement islands, trenching, paving and stripping for (2) drive through lanes.

2. Landlord to provide Tenant with a $10.00 per square foot allowance on building (4,000 square feet) for tenant's use in additional improvements.

3. Landlord to provide Tenant with a minimum of twenty (20) parking spaces marked "thirty (30) minute parking," adjacent to subject building.

5. In case of insolvency, the F.D.I.C. has the right to step in and assume full responsibility and maintain lease.

6. Lease is subject to approval by Board of Directors of Valle de Oro Bank by November 30, 1987.

7. Tenant to be allowed to place exterior signage on four (4) sides building per Landlord's sign criteria. Tenant also to have exclusive right to monument sign along Jamacha Road in front of subject building. Signage to be approved by Landlord and Home Capital.

8. Providing the Tenant is not in default of any of the terms or conditions of this lease, Tenant shall have the right to extend this Lease for two (2) additional terms of five (5) years each under the same terms and conditions as the initial lease term.

9. Tenant shall have the right to place a double faced movable temporary sign in the vicinity of the premises indicating the future location of its business and its quarters. Construction Landlord shall cooperate in maintaining the temporary sign until construction is complete. Sign to be approved by Landlord and Home Capital.

                                   EXHIBIT C

                                 SIGN CRITERIA
                                 -------------



These criteria have been established for the purpose of assuring an outstanding shopping center, and for the mutual benefit of all tenants. Conformance will be strictly enforced; and any installed non-conforming or unapproved signs must be brought into conformance at the expense of the tenant.

A.   GENERAL REQUIREMENTS

     1. Each tenant shall submit or cause to be submitted to the Project Architect for approval before fabrication at least four copies of detailed drawings indicating the location, size, layout, design and color of the proposed signs, including all lettering and/or graphics.

     2. All permits for signs and their installation shall be obtained by the tenant or tenant's representative prior to installation.

     3. Tenant shall be responsible for the fulfillment of all requirements and specifications.

     4.  All signs shall be constructed and installed at tenant's expense.

     5. All signs shall be reviewed by the Owner and his designated Project Architect for conformance with this criteria and overall design quality. Approval or disapproval of sign submittal based on aesthetics of design shall remain the sole right of the Owner.

     6. Tenant sign contractor to be responsible to obtain all required City Approvals.

B.   GENERAL SPECIFICATIONS

     1. Tenant signs will be internally illuminated channel letters - minimum 24 GA. G.I. metal with 1/8" plastic face (no cross over neon or wiring permitted). Refer to detail sheets attached.

     2.  No audible, flashing or animated signs will be permitted.

     3. No projections above or below the sign panel will be permitted. Sign must be within dimensional limits as indicated on the attached drawings.

     4. No script or other style of letter than that detailed will be permitted on sign panels unless it is part of any established trademark of the tenant, used on other locations.

     5. Under-canopy signs shall be restricted to a maximum of 4 square feet of sign area, maximum height of 12 inches and a maximum width of 48".

     6. Tenant shall be responsible for the installation and maintenance of all signs.

     7. Wording of signs shall not include the product sold except as part of the tenant trade name or insignia.

     8. Each tenant shall have a maximum 1.4 square feet of signing for each 1 foot of building frontage. Letters shall be a maximum of 24 inches in height. Sign shall center on store unless prior approvals are obtained from the Owner.

     9. Tenant's sign contractor shall repair any damage to any work caused by his work.

    10. Tenant shall be fully responsible for the operations of the tenant's sign contractors.

    11.  Electrical service to all signs will be connected to tenant's meter.

C.  CONSTRUCTION REQUIREMENTS

     1. Letter fastening and clips are to be concealed and be of galvanized, stainless aluminum, brass or bronze metals. Letters may be attached with approved adhesives.

     2. No labels will be permitted on the exposed surface of signs, except those required by local ordinance which shall be placed in an inconspicuous location.

     3. Tenants shall have identification signs designed in a manner compatible with and complimentary to adjacent and facing storefronts and the overall design concept of the center.

     4. Design, layout and materials for tenants signs shall conform in all respects with the sign design drawings included with this criteria. The maximum height for letters in the body of the sign shall be as indicated in these documents.

     5. All penetrations of the building structure required for sign installation shall be sealed in a water-tight condition and shall be patched to match adjacent finish.

D.   MISCELLANEOUS REQUIREMENTS

     1. Each tenant shall be permitted to place upon each entrance of its demised premises not more than 144 square inches of gold leaf or decal application lettering not to exceed two inches in height, indicating hours of business, emergency telephone numbers, etc.

     2. Except as provided herein, no advertising placards, banners, pennants, names, insignia, trademarks, or other descriptive material, shall be affixed or maintained upon the glass panes and supports of the show windows and doors, or upon the exterior walls of buildings without the written previous approval of the landlord.

     3. Each tenant who has a non-customer door for receiving merchandise may have uniformly applied on said door in location, as directed by the Project Architect, in three (3) inch high block letters, the tenant's name and address. Where more than one tenant uses the same door, each name and address shall be applied. Colors of letters shall match Ameritone #189A Dark Brown.

     4. Contractors installing signs are to be State registered contractors and are to have a current city business license.

E.   MAJOR TENANTS

     The provisions of the Exhibit, except as otherwise expressly


                                                            SIGN CRITERIA-Page 3
       provided in this Exhibit, shall not be applicable to the identification signs of markets, drug stores or other occupancy designated by the landlord as a "Major Tenant" that may be located in the shopping center, it being understood and agreed that these occupants may have their usual identification signs on their buildings, as the same exist from time to time of similar buildings operated by them in California; provided, however, there shall be no roof-top signs which are flashing, moving or audible and provided said sign is architecturally compatible and has been approved by the Project Architect.

F.     UNDER CANOPY SIGNS

       Certain tenants, as negotiated, shall have under Canopy signs. These signs will be constructed of 2" thick cedar or redwood, stained to conform to Rustic 1 Antique Finish. Sign background to have sandblasted finish and smooth wood trim all around with smooth graphics. Letter style is to be designed by each tenant individually. Size and shape of sign is to be as illustrated on Drawing No. 6 of this criteria. Each tenant shall submit sign design to Owner and or Architect for approval prior to fabrication and/or installation.

NOTES:

1.  INTERNALLY ILLUMINATED INDIVIDUAL LETTERS
    + 5' DEEP X 24' HIGH MAX.

2.  SIGN WIDTH SHALL NOT EXCEED 70% OF STORE FRONT WIDTH.

3.  INDIVIDUAL COLORED PLASTIC LETTER WITH A GOLD TRIM AND DARK BROWN RETURN

4.  24' LETTER, MAXIMUM HEIGHT.

5. COLOR OF LETTERING AND LOGO SHALL BE SUBJECT TO APPROVAL. REFER TO LIST OF APPROVED COLORS, (NOTE #6)

6.  COLORS SHOULD BE BASIC EARTH TONES, RECOMMEND:

    YELLOW      # 2465      # 2016
    GREEN       # 2030      # 2108
    ORANGE      # 2564      # 2119
    RCO         # 2283      # 2662      #2157
    BROWN         ALL SHADES
    BLUE        # 2648      # 2051
    TURQUOISE   # 2308
    RUST          ALL SHADES
    WHITE       # 7328      #7420
    IVORY       # 2146

                   [SECTION THRU TYP. TENANT SIGN BLUEPRINT]